Exhibit 99.2 THIRD QUARTER 2022 INVESTOR PRESENTATION NEO:CCHW | CSE:CCHW | OTCQX:CCHWF | FSE:3LP November 2022

2 DISCLAIMER AND FORWARD-LOOKING STATEMENTS Disclaimer Columbia Care Inc. (the “Company” or “Columbia Care”) derives a substantial portion of its revenues from the cannabis industry in certain U.S. states, which industry is illegal under U.S. federal Law. Columbia Care is directly involved in both the adult-use and medical cannabis industry in the states of Arizona, California, Colorado, Illinois, Massachusetts and New Jersey, and in the medical cannabis industry in the states of Delaware, Florida, Maryland, Missouri, New York, Ohio, Pennsylvania, the District of Columbia, Utah, Virginia, and West Virginia, which states have regulated such industries. The cultivation, processing, sale and use of cannabis are illegal under federal law pursuant to the U.S. Controlled Substance Act of 1970 (the “CSA”). Under the CSA, the policies and regulations of the United States Federal Government and its agencies are that cannabis has no medical benefit and a range of activities, including cultivation and the personal use of cannabis, are prohibited. The Supremacy Clause of the United States Constitution establishes that the United States Constitution and federal laws made pursuant to it are paramount and in case of conflict between federal and state law, the federal law shall apply. Until 2018, the federal government provided guidance to federal law enforcement agencies and banking institutions through a series of United States Department of Justice (“DOJ”) memoranda. The most recent such memorandum was drafted by former Deputy Attorney General James Cole in 2013 (the “Cole Memo”). On January 4, 2018, former U.S. Attorney General Jeff Sessions issued a memorandum to U.S. district attorneys that rescinded previous guidance from the U.S. Department of Justice specific to cannabis enforcement in the United States, including the Cole Memo (as defined herein). The former Attorneys General who succeeded former Attorney General Sessions following his resignation did not provide a clear policy directive for the United States as it pertains to state-legal marijuana-related activities. President Joseph R. Biden was sworn in as the 46th President of the U.S. on January 20, 2021. President Biden nominated Merrick Garland to serve as Attorney General in his administration, and he was confirmed on March 10, 2021. It is not yet known whether the Department of Justice under President Biden and Attorney General Garland will re-adopt the Cole Memorandum or announce a substantive marijuana enforcement policy. Attorney General Garland stated at a confirmation hearing before the United States Senate that “It does not seem to me a useful use of limited resources that we have, to be pursuing prosecutions in states that have legalized and that are regulating the use of marijuana, either medically or otherwise. I don’t think that’s a useful use.” Attorney General Garland reiterated this view at a Senate Appropriations subcommittee hearing on April 26, 2022. Nonetheless, there is no guarantee that state laws legalizing and regulating the sale and use of marijuana will not be repealed or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. Unless and until the United States Congress amends the CSA with respect to marijuana (and as to the timing or scope of any such potential amendments there can be no assurance), there is a risk that federal authorities may enforce current U.S. federal law. Currently, in the absence of uniform federal guidance, as had been established by the Cole memorandum, enforcement priorities are determined by respective United States Attorneys. Columbia Care makes no medical or treatment claims about our products, implied or otherwise, and each patient should consult their treating physician, explore all options, and discuss their personal health to determine whether he or she may be a potential candidate for medical marijuana or other cannabis-derived products. Our products have not been evaluated by the Food and Drug Administration (“FDA”). In addition, our products have not been approved by the FDA to diagnose, treat, cure, or prevent any disease. In addition, we have not conducted clinical trials for the use of our products. Any references to quality, consistency, efficacy and safety of our products are not intended to imply that such claims have been verified in clinical trials. Non-GAAP Financial Measures In this presentation, Columbia Care may refer to certain non-GAAP financial measures, including, without limitation, EBITDA, Adjusted EBITDA and Adjusted Gross Margin. These measures do not have any standardized meaning in accordance with U.S. GAAP and may not be comparable to similar measures presented by other companies. Columbia Care considers certain non-GAAP measures to be meaningful indicators of the performance of its business. A reconciliation of such non-GAAP financial measures to their nearest comparable GAAP measure is included in this presentation and a further discussion of some of these items is contained in the Company’s Form 10-Q for the three months ended September 30, 2022. Cautionary Note Regarding Securities Laws This presentation does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities of Columbia Care, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Risk Factors For a detailed description of risk factors associated with Columbia Care, refer to the “Risk Factors” section in Columbia Care’s Form 10-K for the year ended December 31, 2021, and in Columbia Care’s Form 10 dated May 9, 2022, which are available on EDGAR at www.sec.gov and SEDAR at www.sedar.com.

3 DISCLAIMER AND FORWARD-LOOKING STATEMENTS Caution Concerning Forward-Looking Statements This presentation contains certain statements that constitute forward-looking information within the meaning of applicable securities laws (“forward-looking statements”). Statements concerning Columbia Care’s objectives, goals, strategies, priorities, intentions, plans, beliefs, expectations and estimates, and the business, operations, financial performance and condition of Columbia Care are forward-looking statements. The words “believe”, “expect”, “anticipate”, “estimate”, “intend”, “may”, “will”, “would”, “could”, “should”, “continue”, “plan”, “goal”, “objective”, and similar expressions and the negative of such expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Certain material factors and assumptions were applied in providing these forward-looking statements. Forward-looking information involves numerous assumptions, including assumptions on the satisfaction of the conditions precedent to the closing of the Cresco transaction; the receipt of any necessary regulatory approvals in connection with Cresco transaction; the impact of the Cresco transaction on the Company’s current and future operations, financial condition and prospects; the value of the Cresco shares; the costs of the Cresco transaction and potential payment of a termination fee in connection with the Cresco transaction; the ability to successfully integrate with the operations of Cresco and realize the expected benefits of the Cresco transaction; the ability to sign and close divestiture transactions related to the Cresco transaction; access to public and private capital for buyers of assets being divested in relation to the Cresco transaction; the fact that marijuana remains illegal under federal law; the application of anti-money laundering laws and regulations to the Company; legal, regulatory or political change to the cannabis industry; access to the services of banks; access to public and private capita for the Company or Crescol; unfavorable publicity or consumer perception of the cannabis industry; expansion into the adult-use markets; the impact of laws, regulations and guidelines; the impact of Section 280E of the Internal Revenue Code; the impact of state laws pertaining to the cannabis industry; the Company’s reliance on key inputs, suppliers and skilled labor; the difficulty of forecasting the Company’s sales; constraints on marketing products; potential cyber-attacks and security breaches; net operating loss and other tax attribute limitations; the impact of changes in tax laws; the volatility of the market price of the Common Shares; reliance on management; litigation; future results and financial projections; and the impact of global financial conditions and disease outbreaks; as well as those risk factors discussed under “Risk Factors” in Columbia Care’s Form 10 dated May 9, 2022, filed with the applicable securities regulatory authorities and described from time to time in other documents filed by the Company with Canadian and U.S. securities regulatory authorities. The purpose of forward-looking statements is to provide the reader with a description of management's expectations, and such forward-looking statements may not be appropriate for any other purpose. In particular, but without limiting the foregoing, disclosure in this presentation as well as statements regarding the Company's objectives, plans and goals, including future operating results and economic performance may make reference to or involve forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. A number of factors could cause actual events, performance or results to differ materially from what is projected in the forward-looking statements. No undue reliance should be placed on forward-looking statements contained in this presentation. Such forward-looking statements are made as of the date of this presentation. Columbia Care undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company's forward-looking statements are expressly qualified in their entirety by this cautionary statement. This presentation contains future-oriented financial information and financial outlook information (collectively, FOFI ) about Columbia Care’s revenue, gross margins and adjusted EBITDA, all of which are subject to the same assumptions, risk factors, limitations, and qualifications as set forth in the above paragraph. FOFI contained in this document was approved by management as of the date of this document and was provided for the purpose of providing further information about Columbia Care’s future business operations. Columbia Care disclaims any intention or obligation to update or revise any FOFI contained in this document, whether because of new information, future events or otherwise, unless required pursuant to applicable law. Readers are cautioned that the FOFI contained in this document should not be used for purposes other than for which it is disclosed herein.

4

COMPANY OVERVIEW

Building Scale, Improving Efficiency and Growing Profitability Across Strategic National Platform

99
US Retail Locations[(1)]

33
US Cultivation & Manufacturing Facilities[(1)]

17
Jurisdictions in US

$35B+
2026 TAM in Licensed US States[(2)]

2%
QoQ Topline Revenue Growth

$133M
Q3 2022 Revenue

+2M
Sqft Cultivation & Production Capacity[(3)]

150+
Acres Outdoor Cultivation Capacity[(3)]

$57M
Q3 2022 Adj. Gross Profit[(4)]

43%
Q3 2022 Adj. Gross Margin[(4)]

Increased footprint and profitability since reported results of Q3 2019, which included:

- **67** facilities (retail & cultivation) in **15** jurisdictions
- **~550,000sqft** cultivation & production capacity
- **$22.1M** in Revenue, **$5.3M** in Gross Profit and **24%** Gross Margin[(5)]

1) Pro forma facilities either open or under development; includes facilities where Columbia Care provides consultative services pursuant to the terms of a management services arrangement
2) Estimated Sales figures from BDSA Market Forecast as of September 2022, broker research, company estimates
3) Total capacity under existing licenses - additional development may be required to achieve
4) Non-GAAP figure. See "Non-GAAP Financial Measures" on previous slides.
5) Excluding changes in fair value of biological assets and inventory sold, under IFRS. See Q3 2019 Results.

Columbia Care

5 5 VERTICAL INTEGRATION ON NATIONAL SCALE PENNSYLVANIA NEW YORK MASSACHUSETTS 1 3 2 8 1 3 Vertically Integrated UTAH COLORADO OHIO from Coast to Coast 1 5 26 1 5 NEW JERSEY 2 3 Wholesale Distribution in 16 Markets DELAWARE 2 3 MARYLAND 33 Cultivation and MISSOURI ILLINOIS WEST VIRGINIA 2 4 Manufacturing 1 1 1 2 1 5 Facilities WASHINGTON DC 2 1 CALIFORNIA ARIZONA FLORIDA 2 6 2 2 4 14 99 Retail Locations* VIRGINIA (85 Active / 14 In Development) 12 2 Locations in development in 2022: VA - 7, WV - 1, NY - 4, NJ - 1, MD - 1 In Development Operational Wholesale Cultivation and Manufacturing Retail Locations * Open or under development; includes facilities where Columbia Care provides consultative services pursuant to the terms of a management services arrangement; as of November 14, 2022

6

ONE OF THE MOST STRATEGICALLY POSITIONED MSOs

Addressable market is >52% of the U.S. population[1] with significant upside potential

Columbia Care U.S. Footprint


Adult Use Anticipated
Medical Only
Adult Use & Medical
Pursuit Activity
$35B+
Projected 2026 TAM in Licensed US States[2]

Conversion to Medical and Adult-Use Offers Significant Upside

- Columbia Care has experienced 3x-4x top-line revenue growth in states that have already converted from medical-only to medical and adult-use
- Adult-use sales launched in New Jersey in April 2022 and are expected in New York in 2023 and Virginia in 2024; Maryland and Missouri passed adult-use legislation on November 8, 2022, with timelines pending
- Columbia Care's expansive footprint is well positioned for the anticipated conversion of additional markets

Columbia Care Addressable Market[2]

State	Population (M)	Est 2022 Sales (US$M)	Est 2026 Sales (US$M)	Status	Licenses
California	41.3	$ 4,546.9	$ 5,449.5	Both	Unlimited
Florida	22.2	$ 2,383.2	$ 4,635.0	Medical	Limited
Colorado	6.3	$ 1,806.1	$ 1,851.2	Both	Unlimited
Illinois	12.7	$ 1,985.4	$ 2,572.4	Both	Limited
Massachusetts	7.0	$ 1,828.6	$ 1,848.7	Both	Limited
Pennsylvania	12.9	$ 1,142.8	$ 1,784.1	Medical	Limited
Arizona	7.3	$ 1,272.1	$ 1,394.9	Both	Limited
New Jersey	9.1	$ 697.0	$ 3,000.0[2]	Both	Limited
Maryland	6.2	$ 584.0	$ 1,246.9	Both*	Limited
Ohio	11.7	$ 539.4	$ 1,200.2	Medical	Limited
Missouri[3]	6.2	$ 367.7	$ 1,287.6	Both*	Limited
New York	20.1	$ 512.6	$ 5,000.0[2]	Both*	Limited
Utah	3.3	$ 181.2	$ 427.1	Medical	Limited
Virginia	8.7	$ 78.5	$ 3,000.0[2]	Both*	Limited
Washington DC	0.7	$ 64.2	$ 175.2	Medical	Limited
Delaware	1	$ 42.3	$ 132.9	Medical	Limited
West Virginia	1.8	$ 16.6	$ 46.0	Medical	Limited
TOTAL	**178.5**	**$ 18,048.6**	**$ 35,051.7**		

*Legislation passed, enactment regulations and timeline pending

1) US Census Bureau, Company estimates, Gallup poll, as of Nov 2020
2) Estimated Sales figures from BDSA Market Forecast as of September 2022, broker research, company estimates
3) Consultative services provided pursuant to terms of a management services arrangement

Columbia Care

7 Q3 2022 BUSINESS HIGHLIGHTS Improving efficiencies and scaling across strategic national portfolio Revenue growth driven by emerging markets of New Jersey and Virginia; strong 1 wholesale performance (+3% sequentially) Adj. EBITDA +75% QoQ; 16 out of 17 markets were EBITDA positive during the quarter; 12 out of 17 markets were free cash flow positive during the 2 quarter Performance Improvement in cultivation efficiency with focus Highlights on potency and productivity; >80 g/sqft achieved in several markets in Q3; average THC 3 trending upwards since October 2021 Generated Revenue of $133 Launched Hedy, a new cannabis-infused edibles million, 43% Adj. Gross Margin brand, in six markets; Seed & Strain launched in (1) 4 and Adjusted EBITDA of $21 th New York, its 14 market in the U.S. million Continued strength of retail share of internal brand sales; Columbia Care flower brands over 60% of 5 sales in own dispensaries 1) Adjusted EBITDA and Adjusted Gross Margin are non-GAAP figures.

8 REVENUE AND GROSS MARGIN EXPANSION From Q3 2020 to Q3 2022, Columbia Care has averaged ~13% sequential revenue growth and increased Adj. Gross Margin by ~400 basis points $160.0 60% 49% $140.0 50% 46% 43% 45% 43% $120.0 43% 42% 40% 40% $133 39% $100.0 $130 $139 $132 Q3 2022 Adj. $123 Gross Profit of $80.0 30% $110 $57M $60.0 $82 $93 Q3 2022 Adj. 20% Gross Margin of $40.0 $54 43% 10% $20.0 $0.0 0% Q3 2020Q4 2020Q1 2021Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022Q3 2022 Note: For the first six months of 2021, revenue includes Ohio dispensary operations prior to close of the CannAscend transaction

9

PROFITABILITY TRENDS BY MARKET

Profitability metrics throughout national portfolio

Top 5 Markets by Revenue

Q3 2022

California
Colorado
New Jersey
Ohio
Virginia

55%
Of Total Revenue for Q3 2022

Top 5 Markets by Adj. Gross Margin

Q3 2022

Delaware
Massachusetts
New Jersey
Virginia
West Virginia

57%
Average Q3 2022 Adj. Gross Margin

Top 5 Markets by Adj. EBITDA

Q3 2022

Colorado
New Jersey
Ohio
Pennsylvania
Virginia

61%
Of Total Adj. EBITDA for Q3 2022

Top 5 Markets by Adj. EBITDA Margin

Q3 2022

Delaware
New Jersey
Ohio
Virginia
West Virginia

34%
Average Q3 2022 Adj. EBITDA Margin

Note: Markets listed alphabetically

Average Adj. Gross Margin* by Length of Market Operations



49%
45%
46%
40%
43%
45%
41%
43%
35%
37%
48%
45%
41%
57%
53%
68%
51%
73%
70%
54%
Overall
24+ Months
15-24 Months
<15 Months
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

Margin Improvement Highlights

- ✓ **Utah, Missouri, Virginia, West Virginia** – newest markets open <15 Months are ramping, with Virginia and West Virginia already top 5 markets by Adj. GM
- ✓ **New Jersey** – adult-use ramping, 1 retail location under development and Vineland II cultivation site operationalized, adding additional cultivation square footage to the portfolio
- ✓ **Florida** – continued scale & yield improvements, combined with discounting discipline drove sequential improvement in basket size
- ✓ **California** – cultivation upgrades to increase yield, efficiency and quality of product in light of wholesale market softness and pricing pressure are nearly complete
- ✓ **Colorado** – cultivation improvements to increase yields, quality and utilization of manufacturing capacity; introduction of in-house brands subsequent to quarter end
- ✓ **Pennsylvania** – additional cultivation capacity and bringing in-house brands into market to improve margin and generate additional wholesale opportunities

* Excludes changes in fair value of biological assets and inventory sold for all periods presented, as well as $4.8 million in Q3 2022 relating to a one-time write-off in Colorado to reduce outdoor capacity, $4.3 million in Q2 2022 related to inventory revaluation adjustments, and $1.4 million in Q3 2021 & Q2 2021 and $0.1 million in Q1 2021 related to the mark-up of inventory acquired in acquisitions.

Columbia Care

10 GROWTH TRAJECTORY & 2022 CATALYSTS 46% 140,000 50 45% 43% 43% 45 120,000 38% 40 117,506 27% 100,000 35 77,445 30 80,000 25 CapEx spend on purpose-built 60,000 20 Initial CAPEX investments continue to 42,885 infrastructure generates returns as 15 generate returns as infrastructure 40,000 29,511 29,155 markets come online and assets 10 comes online in operational markets, 11,851 20,000 begin to generate revenue. 5 driving increasing gross margin. CAPEX needs declining as assets are 0 0 FY 2019 FY 2020 FY 2021 Q1 2022 Q2 2022 Q3 2022 operational. $Th % CAPEX Adj. Gross Margin* % * Excludes changes in fair value of biological assets and inventory sold for all periods presented, as well as $4.8 million in Q3 2022 relating to a one-time write-off in Colorado to reduce outdoor capacity, $4.3 million in Q2 2022 related to inventory revaluation adjustments, and $1.4 million in Q3 2021 & Q2 2021 and $0.1 million in Q1 2021 related to the mark-up of inventory acquired in acquisitions. Multiple Catalysts Propelling Growth in 2022 Ramping cultivation & Canopy expansion and 7 Expanded product offerings Tripling canopy capacity in production capacity in ~1M additional retail locations to with focus on CO2 and edibles Vineland & adding 1 retail sqft greenhouse in New York open in growing Virginia & operational improvements location in New Jersey as to be low-cost flower producer medical program, in advance will continue to drive growth adult use ramps in 2022 and wholesale supplier of adult use transition and profitability in Florida Launched the state’s largest Increased product offerings Expanding branded product Ramping in newly opened and expanded cultivation in wholesale operation and distribution and Cannabist markets of Missouri, Utah & Ohio (4x canopy expansion) & opened 4 retail locations, with retail network, expanding West Virginia, will contribute 1 additional in development in Pennsylvania (adding ~170k product distribution in to margin expansion in 2022 West Virginia sqft total capacity) wholesale channels Steele, CO

11

PRIORITY GROWTH MARKETS

Columbia Care in New York

$5B+
Projected TAM[1]



- **8** Retail Locations (4 Active, 4 In development)
- **~148k sqft** Existing Cultivation & Production in Rochester and Phase 1 of Long Island greenhouse
- **~650k sqft** Additional Cultivation & Production Capacity in Riverhead, NY; First Harvest Completed in Dec 2021

MARKET UPDATES

- On March 31, 2021 Legislation (S.854-A/A.1248-A) was signed, legalizing adult-use cannabis and expanding medical marijuana; adult use expected in 2023 and regulator communicated the intent for medical companies to wholesale to initial social equity retailers
- Access to the medical cannabis program has expanded; whole cannabis flower entered market in October 2021
- Columbia Care is among existing Registered Organizations that will be able to operate up to 8 retail locations (5 medical + 3 co-located medical/adult-use) and remain vertically integrated

Columbia Care in New Jersey

$3B+
Projected TAM[1]



- **3** Retail Locations (2 Active, 1 In Development)
- **~320k sqft** Existing Cultivation & Production Capacity in Vineland, NJ

MARKET UPDATES

- Adult-use began at two Cannabist locations in April 2022, on the first day of New Jersey adult use sales in the state
- Columbia Care is among the existing medical operators able to operate up to 3 co-located retail locations, 2 cultivation facilities providing up to 150k sqft of cultivation canopy
- Columbia Care recently expanded canopy with second cultivation facility in Vineland and will open 1 additional retail location

Columbia Care in Virginia

$3B+
Projected TAM[1]


gLeaf
gLeaf

- **12** Retail Locations (5 Active, 7 In Development)
- **~147,765k sqft** Existing Cultivation & Production Capacity
- **~30k sqft** Additional Cultivation & Production Capacity

MARKET UPDATES

- New regulations in effect July 1, 2022 removed the state registration card process. Patients are able to bring written certifications directly to dispensary, which has facilitated a growth in patient registrations to more than 45,000
- Adult-use sales awaiting final legislation with an official start date. Legalizing possession and personal cultivation without providing for legal commerce is increasing pressure on lawmakers to work across the aisle to put forth a plan for a retail market
- Flower introduced to the medical market in September 2021

1) Estimated Sales figures from BDSA Market Forecast as of September 2022, broker research, Company estimates

12 12 EXPANSIVE RETAIL OPERATIONS (1) Active Retail Locations by Quarter 85 90 84 84 79 75 80 73 69 67 70 59 60 50 40 35 34 30 25 18 20 16 13 10 0 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Retail Highlights • Dispensary revenue per square foot • Cannabist Carytown, VA opened in +13% QoQ for stores open >12 months October 2022 • Retail share of Columbia Care-house • 14 additional retail locations in brand sales were 48% of sales for Q3 development in 2022 - VA: 7, WV: 1, NY: 2022 4, NJ: 1 and MD: 1 1) Active implies first sale made Note: Acquisition of Medicine Man closed November 1, 2021; Dispensary count as of November 14, 2022, including Carytown, VA

13 13 LOW-COST CULTIVATION, EFFICIENT & SCALABLE PRODUCTION 33 facilities with +2 million sq. ft of cultivation and manufacturing capacity Jurisdiction Facility Count Total Size (sqft) Status Arizona 2 34,800 Operational California 2 81,600 Operational Colorado 6 185,253 Operational 20,000 Operational Delaware 2 37,524 Under development Florida 4 105,373 Operational Illinois 1 32,802 Operational Maryland 2 59,040 Operational Massachusetts 1 38,890 Operational (1) Missouri 1 12,630 Operational New Jersey 2 320,724 Operational 148,346 Operational New York 2 (2) 650,000 Under development Ohio 2 117,722 Operational 230,500 Operational Pennsylvania 1 43,500 Under development Virginia 2 147,765 Operational Washington DC 2 16,591 Operational West Virginia 1 39,293 Operational Total 33 2,321,903 1) Consultative services provided pursuant to the terms of a management services arrangement 2) Phase I of Riverhead, NY greenhouse facility is operational; first harvest was completed in December 2021

14 14 FINANCIAL HIGHLIGHTS (in US$ thousands) FY 2021A Q4 2021A Q1 2022A Q2 2022A Q3 2022A 2022 Outlook P&L / Cash Flow Revenue 460,080 139,276 123,087 129,571 132,733 Topline: Adj. EBITDA 57,852 20,592 16,832 12,029 20,993 Flat to low single-digit growth Interest Expense 30,014 11,314 11,244 11,484 12,974 EBITDA Margin: Capital Expenditure 117,506 45,183 29,511 29,162 11,851 Mid-to-high teens Balance Sheet Cash 82,198 82,198 168,424 81,440 50,023 PP&E 339,692 339,692 355,968 373,877 370,820 Total Assets 1,376,512 1,376,512 1,482,443 1,420,465 1,371,578 Total Liabilities 825,689 825,689 952,743 892,496 870,701 Shareholder's Equity 550,823 550,823 529,700 527,969 500,877 Note: Results are reported in US GAAP

15

THIRD QUARTER 2022 STATE HIGHLIGHTS

Top 5 Markets by Revenue: California, Colorado, New Jersey, Ohio, Virginia

Top 5 Markets by Adjusted EBITDA: Colorado, New Jersey, Ohio, Pennsylvania, Virginia

Market	Commentary
California	• Q3 2022 saw the highest revenue, Gross Margin and EBITDA in California YTD despite significant competitive pricing pressure for manufactured goods, bulk & packed flower due to market saturation and economic climate • Continuing to produce high-quality product with exceptional yield and potency results. Some strains testing over 36% THC and 38% TAC
Colorado	• Overall legal cannabis sales in CO are down YoY, but anticipated stabilization is materializing, with QoQ increase in revenue and FCF • Ramping manufacturing production to account for store needs due to success of newly launched products (Amber Cartridges, Hedy Gummies, Distillate Cartridges)
Florida	• Minor impact to operations from Hurricane Ian at the end of the quarter, primarily due to temporary power loss and closure at retail locations • Increased garden potency and yield in Q3
Illinois	• Adult-use proportion of revenue continues to increase due to maturity of market and promotion of adult-use program in the state • Lab conversion and kitchen buildout completed in Q3, launched cured resin and Hedy edibles in Q3
Massachusetts	• Increased competition due to increasing number of dispensaries in the state • Gross Margin and EBITDA continue to trend upward due to strong P&L management, strategic buying, selling and wholesale/retail pricing • Strong automation and process throughout the manufacturing facility; launched many new SKUs in 2022
New Jersey	• Strong QoQ revenue growth of over 75%, wholesale increased nearly 5x with first harvest out of second cultivation facility in Vineland • Launched multiple new SKUs and product line extensions: Press ODT's, Press 2.0, Hedy Edibles, Amber, Tyson 2.0 and Dablicators • Working with multiple new license winners to optimize wholesale opportunity

Columbia Care

16

THIRD QUARTER 2022 STATE HIGHLIGHTS

Top 5 Markets by Revenue: California, Colorado, New Jersey, Ohio, Virginia

Top 5 Markets by Adjusted EBITDA: Colorado, New Jersey, Ohio, Pennsylvania, Virginia

Market	Commentary
New York	• Revenue and Gross Margin relatively flat; QoQ improvement in profitability • Seed & Strain vapes and flower introduced to the market in August 2022 • Ramping up Riverhead cultivation operations; upward trend of yield and potency in gardens
Ohio	• Gross Margin improved sequentially due to increased output/efficiencies in Mt. Orab, optimized product allocation • Completion of Mt. Orab in Q2 allowed introduction of 10 new cultivars and 2 new brands (Tyson & Classix) • Useable/finished flower production increased 112% post expansion, enabling wholesale opportunity with new dispensaries expected in 2023
Pennsylvania	• QoQ improvement in Gross and EBITDA Margins, despite challenging topline environment due to overall market softness, additional competition and pricing pressures • Launched Classix in July 2022 and Triple 7 in August 2022
Virginia	• Continued QoQ revenue growth; Carytown dispensary opened in late October 2022, additional locations in development for Q4 • Regulation change on 7/1/22 simplified patient registration process; 4,700+ new patients seen at our locations since the regulation took effect • Completed Portsmouth facility expansion at the end of Q2, allowing harvest to increase 4x in Q3 • Automated flower packaging is established and has significantly increased throughput of flower production
West Virginia	• Increase in revenue QoQ driven by wholesale revenue from supporting new dispensaries with product to open their facilities • Brand portfolio expanded in Q3, now including Seed & Strain, Triple 7 and Classix, allowing for new SKUs in Q3 • Fifth dispensary in the state is in development for 2023

Columbia Care

17 Tempe, AZ

18

CANNABIST EXPANSION

Columbia Care's new retail storefront experience is centered on making shopping simple and approachable for the vast range of experience levels as cannabis use is normalized and legalized across the U.S., with knowledgeable staff and technology-enhanced interaction.

32 Cannabist Locations Open to Date

- Tempe, AZ
- San Diego, CA
- Villa Park, IL
- Lowell, MA
- Springville, UT
- Boston, MA
- Deptford, NJ
- Hermann, MO
- All 14 FL locations
- Virginia Beach, VA
- Williamstown, WV
- Beckley, WV
- Brooklyn, NY
- St. Albans, WV
- Morgantown, WV
- Chicago, IL
- Vineland, NJ
- Portsmouth, VA
- Carytown, VA

Near-term Pipeline

1 West Virginia location

Early Insights - Cannabist Rebrand Impact

Villa Park, IL Case Study[(1)]

- +15% increase in revenue
- +19% increase in number of transactions
- Top 3 all-time highest weekly sales occurred since rebrand

1) Comparison of first 7 full weeks of operation as Cannabist to prior 7 weeks of operation prior to rebrand




A Higher Experience

19 BUILDING NATIONAL BRAND AND PRODUCT PORTFOLIO Growing our proprietary brand footprint through expanded market penetration and wholesale reach In-house brands accounted for over 60% of all flower sold at Columbia Care owned dispensaries in Q3. Owned brands also made up 50% of sales Wholesale SKU distribution expanded to 16 markets in 2021 Columbia Care house brands are currently available in 16 markets, expected to reach all operational markets by Q4 2022 Columbia Care currently has 55 different product categories across its house brands

20



AWARD-WINNING PRODUCTS & SERVICES

High Times Cannabis Cup Illinois 2021

- **Hybrid Flower 1st Place:** Triple 7, Rainbow Runtz
- **Indica Flower 2nd Place:** Seed & Strain, Velvet Glove
- **Pre-Roll 2nd Place:** Seed & Strain, Cherry Chem
- **Sativa Flower 3rd Place:** Triple 7, Tropical Runtz

High Times Cannabis Cup California 2022

- **Sativa Flower 2nd Place:** Triple 7, Super Boof
- **Indica Flower 3rd Place:** Triple 7, Pancakes #7

High Times Cannabis Cup Illinois 2022

- **Pre-Roll 3rd Place:** Triple 7, Tropical Runtz

SEED & STRAIN CANNABIS CO

TR7PLE SE7EN

Clio Cannabis Awards 2021

- **Clio Cannabis Bronze Award:** Forage, Digital/Mobile E-Commerce Category

WEEDCon 2021 Harvest Cup

- **Best Flower - Hybrid:** Triple 7, Peanut Butter Breath

TR7PLE SE7EN

MarCom 2021

- **Gold Award:** Forage, Mobile Buying Experience Category
- **Platinum Award:** Cannabist, Branding Refresh Category

MarCom 2022

- **Gold Award:** Hedy, Marketing/Promotion Category
- **Platinum Award:** Classix, Design (Print) Category



Hedy

CLASSIX

21 ROOTED IN LAND & HARVESTED BY HAND Upscale yet accessible, Seed & Strain is the most widely distributed brand across the entire portfolio Seed & Strain demonstrated a 26% QoQ increase across all categories. In Q3 2022, Seed & Strain entered New York, bringing its total state footprint to 14 markets By year-end 2022, Seed & Strain will be available in 15 markets

22 Our Cannabis is at the uppermost end of the quality spectrum, and our strains are unwavering in consistency. We’ve gone above and beyond the highest industry standards to cultivate the best strains that deliver every time. Our ultra-premium brand has national penetration and is now available in 10 markets with 3 additional planned in Q4 2022 Triple Seven has won multiple awards in the Illinois High Times Cannabis st rd Cup, including 1 Place Hybrid Flower and 3 Place Sativa Flower, and the nd California High Times Cannabis Cup, including 2 place Sativa Flower and rd 3 Place Indica Flower

23 AMPLIFY TODAY Classix is our every day, timeless lifestyle brand that celebrates incredible cannabis moments shared with friends Classix is now available in 14 markets, with additional states expected in 2022. Classix successfully launched in 5 markets (AZ, MA, IL, DE, & NJ), and represented the single largest launch week for a brand in Columbia Care history totaling 12% of all sales on day 1, and 14% of all sales after the first week*. The launch of Classix also marked industry's widest multi- state flower brand launch in a single day. In Q3 2022, Classix launched the disposable vape and generated 13% revenue growth QoQ. *Note: For markets in which the product is available

24 HEDY SLIDE Whichever path you choose, it’s always an exhilarating one. With HEDY the sky's the limit. Infused with Azuca fast-acting TiME INFUSION™, allowing high- quality cannabinoids to take effect in a groundbreaking, consistent, and predictable two to fifteen minutes In Q3 2022, Hedy launched across six markets (AZ, CO, DE, MA, MO, VA), and is currently available in the following form-factors: gummies, chocolate drops, chocolate bar and effects-based gummies We anticipate the launch of additional markets and form factors in 2022 Footer

25 TYSON IS BACK. Tyson 2.0 is an extraordinary balance of premium and affordable, full-spectrum cannabis flower, concentrates, and consumables available at retailers nationwide. Tyson 2.0 launched with Columbia Care as its exclusive national cultivation and manufacturing partner Tyson 2.0 currently offers 3.5g flower, a 0.5g pre-roll and 28g flower and is sold through both our wholesale and retail channels Tyson 2.0 launched in December 2021 and is currently available in 10 Columbia Care markets: AZ, CA, CO, DE, DC, MD, PA, IL, MA and OH. We expect to introduce Tyson 2.0 to additional markets in 2022

26 Formulations crafted by connoisseurs Vibes crafted by you AMBER is now available in nine markets (AZ, CA, CO, DC, DE, IL, MA, NJ, WV), and in Q3 revenue grew 94% QoQ California launched AMBER Diamonds and Live Sauce, two elevated concentrates that will situate AMBER as a sophisticated concentrates brand Our customers have nominated AMBER for San Diego’s Best Concentrate Product and Best Overall Concentrate Brand 2022

27 A RETAIL PLATFORM BUILT FOR CONTINUOUS INNOVATION How do you want to feel today? Technology and efficiency innovation will continue to heighten the in-store and at-home shopping experience at Cannabist and create an all-encompassing ecosystem from home to dispensary and online Forage is our award-winning online cannabis discovery tool that matches strain and product recommendations to how you want to feel. We are the first cannabis company to bring a technology solution like this to the market that offers a truly unique consumer experience Since the launch of Forage in June 2021, we have seen increased adoption on mobile and in the way the product is being leveraged in stores. We are continuing to explore opportunities around branded advertising and engaging content Footnote

28 Stash Cash app offers a streamlined shopping experience to build and track loyalty rewards, shop from anywhere and discover new products. Stash Cash has features that allow Earn rewards for enjoying cannabis. The Stash Cash app is a platform for users to set their favorite dispensary and It doesn’t get any simpler than that. customers to build loyalty rewards, shop shop, earn and redeem points for Build your stash, save your cash from anywhere and discover new purchases made, discover new products products using Forage, connect via social media CANNABIS REWARDED and much more Footer

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